2. Exhibit 10.5. Rights Agreement between AeroCentury Corp. and Continental Stock Transfer & Trust Company, as rights agent dated as of April 8, 1998. Incorporated by reference to Exhibit 1 of the Company's Registration Statement on Form 8-A12B (Commission File No. 001-13387), filed with the Securities and Exchange Commission on April 17, 1998.